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                                                                   EXHIBIT 10.14



INTERQUAL(R)



                             SUBLICENSOR AGREEMENT




                                 by and between

                           INTERQUAL(R), INCORPORATED

                                       and

                           LANDA MANAGEMENT SYSTEMS,
                                  INCORPORATED

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                         CRITERIA SUBLICENSOR AGREEMENT

        THIS SUBLICENSOR AGREEMENT is made and entered into as of the Effective Date set forth on the signature page by and between INTERQUAL, INCORPORATED, a Delaware corporation ("InterQual"), and the person or entity whose name is listed under the heading "Sublicensor" on the signature page of this Agreement ("Sublicensor").

        WHEREAS, InterQual owns, develops and licenses medical review criteria and Sublicensor owns, develops and licenses computer applications software; and

        WHEREAS, InterQual desires Sublicensor to market certain of its medical review criteria and incorporate it into the Sublicensor's computer applications software, and Sublicensor desires to market such medical review criteria, in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Preamble and Recitals. The preambles and recitals set forth above are hereby incorporated and made a part of this Agreement.

2.      Definitions.

        2.1 Marks. "Marks" means all trade names, commercial symbols, trademarks and service marks of InterQual, whether presently existing or later established by InterQual, as set forth in Exhibit 2.1.

        2.2 Criteria. "Criteria" means the medical review criteria owned or later developed by InterQual and incorporated into the Software, as set forth in Exhibit 2.2.

        2.3 Criteria Manuals. "Criteria Manuals" means the medical review criteria owned by InterQual contained in hard copy book format.

        2.4 Software. "Software" means any or all of the computer software presently owned or later developed by Sublicensor which incorporates the Criteria.

        2.5 Client. "Client" means a hospital or medical review organization which has entered into or, during the term of this Agreement, shall enter into an InterQual Sublicense Agreement with Sublicensor for use of the Software.

        2.6 Sublicensee. "Sublicensee" means any Client who has entered into an InterQual Sublicense Agreement with Sublicensor for use of the Criteria as incorporated into the Software ("InterQual Sublicense Agreement").

        2.7 Criteria Updates. "Criteria Updates" means additions or deletions for realizing operational efficiency or clinical clarity. Criteria updates do not include Criteria modules that provide new functionality for review of types of care not addressed by the Criteria.



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        2.8 Modifications. "Modifications" mean client initiated changes to the
        Criteria.

3.      License

        Grant of License to Use Criteria and to Use Marks. InterQual hereby grants to Sublicensor a nontransferable, nonexclusive license to incorporate the Criteria into the Software, and to use the Marks solely for the purposes of demonstrating and identifying InterQual as the creator and owner of the Criteria as incorporated into (i) the Software; and (ii) promotional, advertising and operational materials of Sublicensor relating to the incorporation of the Criteria into the Software (collectively the "License").

4.      Sublicensor Obligations.

        4.1 Technical Assistance. Sublicensor, at its sole cost and expense, shall provide Sub-Licensee with technical assistance as required for the installation of the Software.

        4.2 Referrals to InterQual. In conjunction with the grant of the License pursuant to Section 3, Sublicensor shall refer all inquiries by Clients regarding the Criteria and Criteria Manuals to InterQual.

        4.3 Display of Marks. Sublicensor shall include notice indicating InterQual's proprietary interest in the Criteria, Criteria Manuals and the Marks in such form as may be determined from time to time at InterQual's sole discretion on all promotional, advertising and operational materials, and the initial display screen of all Software.

        4.4 Copy of Software. Sublicensor, at its sole cost and expense, shall provide InterQual with one (1) copy of the Software and the applicable manuals, updates, enhancements, improvements and other documentation related thereto for the purposes of reference and research to aid Sublicensees in use of the Criteria as incorporated in the Software. Sublicensor shall provide InterQual with all updates, enhancements, improvements and other documentation related to the Software, as released, without any cost to InterQual.

        4.5 Distribution of InterQual Sublicense Agreements. Sublicensor shall provide an InterQual Sublicense Agreement to each Client who desires to become a Sublicensee. The InterQual Sublicense Agreement shall be in the form set forth in Exhibit 4.5 or such other form as may be prescribed by InterQual from time to time in its sole discretion.

        4.6 Criteria Updates. Sublicensor shall at its sole cost and expense (i) incorporate into the Software and related documents, as applicable, all Criteria Updates released by InterQual; and (ii) distribute such Software containing the Criteria Updates to Sublicensees within ninety
        (90) days after receipt of the Criteria Updates to the Criteria.

5.      InterQual's Obligations.

        5.1 Telephone-Technical Support. InterQual shall, provide Sublicensor with up to eight (8) hours of telephone-technical support to assist Sublicensor in incorporating the Criteria into the Software during the Initial Term of this Agreement. Additional support by InterQual, whether by telephone or on-site, shall be billed to Sublicensor at InterQual's current fee schedule for such support.



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        5.2 Copy of Criteria. InterQual shall provide Sublicensor with one (1)
        copy of the Criteria and the applicable manuals related thereto for the purposes set forth in Section 3.

        5.3 Criteria Updates. During the term of this Agreement, InterQual shall provide Sublicensor with all Criteria Updates as released.

6.      Fees

        6.1 Sublicensor Fee. The Sublicensor shall pay InterQual fees in accordance with Exhibit 6.1("Sublicense Fee").

        6.2 Access. Each party shall have access, upon reasonable notice and during normal business hours, to inspect and copy all records of the other party in connection with the Sublicense Fee and other fees set forth in this Section 6 to verify the accuracy of such fees. Each party shall continue to have access to such records in accordance with this
        Section 6.2 for a period of one (1) year following the termination or non-renewal of this Agreement, and/or during the term of any Sublicense Agreement executed prior to such termination or non-renewal.

7.     Title

        7.1 Warranty by InterQual. InterQual hereby warrants and represents that it owns and has the right to license the Criteria, Criteria Manuals and Marks.

        7.2 Ownership & Use of Criteria, Criteria Manuals and Marks by InterQual. Sublicensor acknowledges InterQual's claim to exclusive right, title and interest in and to the Criteria, Criteria Manuals and Marks, including all Criteria Updates and modifications to the Criteria by Sublicensor. InterQual shall have the right to obtain and hold in its own name trademarks, copyrights, registrations or such other protections as may be appropriate to the subject matter, and any extensions or renewals thereof. Sublicensor shall provide InterQual, and any person designated by InterQual, any reasonable assistance, at InterQual's expense, required to perfect InterQual's rights defined in this Agreement. In connection with the use of the Criteria, Criteria Manuals and Marks, Sublicensor shall not in any manner represent that it has any ownership in the Criteria, Criteria Manuals or Marks or registration thereof, and Sublicensor acknowledges that all uses and/or modifications of the Criteria, Criteria Manuals or Marks by Sublicensor shall inure to the benefit of InterQual.

        7.3 Ownership of Sublicensor Software by Sublicensor.

        InterQual acknowledges Sublicensor's claim to exclusive right, title and interest in and to the title to the Software. Sublicensor shall have the right to obtain and hold in its own name trademarks, copyrights, registrations or such other protections as may be appropriate to the subject matter, and any extensions or renewals thereof. InterQual shall provide Sublicensor, and any person designated by Sublicensor, any reasonable assistance, at Sublicensor's expense, required to perfect Sublicensor's rights defined in this Agreement. InterQual shall not in any manner represent that it has any ownership in the Software or registration thereof. Any software, inventions, innovations or enhancements that arise or result directly or indirectly from this Agreement which Sublicensor creates, shall be and



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        remain the sole and exclusive property of Sublicensor and its nominees.
        As used, Software shall include data, designs, algorithms, flow charts, source code, object code, and other documentation arising out of the services performed by Sublicensor and shall not include any Criteria Updates or modifications to the Criteria, Criteria Manuals or Marks by Sublicensor or Clients.

        7.4 Rights Upon Termination. Subject to Section 8, upon termination of this Agreement with or without cause, whether voluntary or involuntary, Sublicensor shall (i) cease and desist from all use of the Criteria, Criteria Manuals and Marks in any way; and (ii) not adopt or use any material similar to the Marks or any word or mark which is likely to be similar to or confusing with the Marks without InterQual's prior written consent.

8. Revocation of License Upon Termination. Upon termination of this Agreement with or without cause, whether voluntary or involuntary, the License granted pursuant to Section 3 shall be revoked effective on the date of termination. Upon such termination (i) Sublicensor shall continue to provide services to Sublicensees, including but not limited to the incorporation and distribution of Criteria Updates in accordance with Section 4.6.;(ii) any InterQual Sublicense Agreements shall remain in full force and effect in accordance with their respective terms;
        (iii) InterQual shall continue to be paid all Sublicense Fees received by Sublicensor from Sublicensees in accordance with Section 6.

9.      Confidential Information.

        9.1    Non-Disclosure of Confidential Information.

               9.1.1 Neither party shall be in default for failure to supply information which such party, in good faith, believes cannot be supplied due to prevailing law or for supplying information which such party, in good faith, believes is required to be supplied due to prevailing law.

               9.1.2 Each party (and the respective officers, directors, employees, agents, successors and assigns of each party) shall, during the term of this Agreement and following the termination of this Agreement with or without cause, whether voluntary or involuntary, hold any and all Confidential Information as defined in Section 9.1.3 in the strictest confidence as a fiduciary, and shall not, voluntarily or involuntarily, sell, transfer, publish, disclose, display or otherwise make available to others any portion of the Confidential Information without the express written consent of the other party. Each party shall use its best efforts to protect the Confidential Information consistent with the manner in which it protects its own most confidential business information.

               9.1.3 "Confidential Information" shall mean the information of each party that shall be subject to patent, copyright, trademark, trade secret, trade name or service mark protection, or described in writing as confidential by each party, or not otherwise in



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               the public domain and related to the business and operations of each party, including, without limitation, the information relating to earnings, volume of business, methods, systems, practices or plans of each party, and all similar information of any kind or nature whatsoever, which is known only to persons having a fiduciary or confidential relationship with the party that owns proprietary rights in or to such information.

10. Advertising or Publicity. Sublicensor may use the Marks in sales literature, catalogues, mailings and other such materials subject to InterQual's prior written approval of such uses, which approval shall not be unreasonably withheld. InterQual shall have the right to publicize the License of the Criteria to the Sublicensor in any advertising or publicity releases with the prior written approval of Sublicensor, which approval shall not be unreasonably withheld.

11.     Indemnification.

        11.1 Acknowledgements. Sublicensor acknowledges that InterQual has advised SubLicensor: (i) that the Criteria and the Criteria Manuals are based upon clinical interpretation and analyses (collectively "Analyses") and that the Analyses are secondary sources which alone cannot resolve medical ambiguities of particular situations or provide the sole basis for definitive decisions; (ii) that the Criteria or the Criteria Manuals should not be used for clinical determinations to govern the level of medical care received by a patient or in any manner interfere with the provider-patient relationship.

        11.2 Indemnity by Sub-Licensor. Sublicensor shall indemnify, defend and hold harmless InterQual, its officers, directors, employees and agents from any and all claims, suits, losses, demands, damages or expenses including reasonable attorneys' fees ("Liability") arising from any breach by Sublicensor of its express obligations hereunder.

        11.3   Indemnity by InterQual.

               11.3.1 InterQual shall indemnify, defend and hold harmless Sub-Licensor, its officers, directors, employees and agents from and against Liability arising from any breach by InterQual of its express obligations hereunder. InterQual assumes no Liability to SubLicensor or to any third party with respect to the Criteria, Criteria Manuals or Marks or other products sold or the services rendered by Sublicensor under or in connection therewith.

               11.3.2 THE CRITERIA AND CRITERIA MANUALS ARE PROVIDED "AS IS". EXCEPT FOR THE LIMITED WARRANTY TO REPAIR OR REPLACE AS SET FORTH IN
        SECTION 11.3.3 OF THIS AGREEMENT. INTERQUAL DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING AS TO MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR SERVICE OF THE CRITERIA OR CRITERIA MANUALS, OR THE COMPLIANCE OF OUTPUT USING THE CRITERIA OR CRITERIA MANUALS WITH ANY LAW, REGULATION OR ORDER. IN NO EVENT



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        SHALL INTERQUAL, ITS SUBCONTRACTORS, OFFICERS, EMPLOYEES OR AGENTS BE
        LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE FURNISHING OF THE CRITERIA OR CRITERIA MANUALS OR PERFORMANCE OF SERVICES PROVIDED FOR HEREIN, EVEN IF ANY OF THEM HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               11.3.3 InterQual shall defend at its own cost and expense any claim or action against Sublicensor and its Clients for infringement of any patent, copyright or similar property right (including, but not limited to, misappropriation of trade secrets) based on any Criteria or Criteria Manuals or modifications of the Criteria or Criteria Manuals furnished or approved hereunder by InterQual or based on Sublicensor's use thereof. InterQual shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed upon and expressed in writing signed by the parties hereto.

        If such infringement claim or action has occurred, or in InterQual's judgement is likely to occur, Sublicensor shall allow InterQual and InterQual shall, at InterQual's option and expense, either: (i) procure for Sublicensor and Licensees the right to continue using the alleged infringing Criteria and/or Criteria Manual(s), whichever is in question ("Infringing Criteria"); (ii) modify the Infringing Criteria to become non-infringing (provided that such modification does not adversely affect Sublicensor's or Licensees' intended use of the Criteria or Criteria Manual(s) as contemplated hereunder); (iii) replace the Infringing Criteria with equally suitable, compatible and functionally equivalent non-infringing Criteria or Criteria Manuals, whichever is in question, at no additional charge to Sublicensor or Sublicensees; or
        (iv) if none of the foregoing alternatives is reasonably available to InterQual, upon written request Sublicensor shall return the Infringing Criteria to InterQual and this Agreement shall automatically terminate.

12.     Term and Termination.

        12.1 Term. The Initial Term of this Agreement shall be for three (3) year(s) commencing on the Effective Date set forth on the signature page. Thereafter, this Agreement shall automatically renew for periods of one (1) year unless either party shall give the other party sixty
        (60) days written notice of non-renewal prior to the end of the Initial Term or any Renewal Term.

        12.2 Termination for Breach. Either party may terminate this Agreement upon breach of this Agreement by the other party not remedied within thirty (30) days after the receipt by such other party of notice thereof from the terminating party.

        12.3 Survival of Covenants. The surrender, cancellation or termination of the Sublicenses granted pursuant to this Agreement shall not effect the liability of any party for the obligations (i) set forth in Section 9 and Section 11; and (ii) accruing prior to termination.



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13.     Remedies.

        13.1 Injunctive Relief. Remedies at law may be inadequate and the parties shall be entitled to equitable relief, including without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties at law or equity.

        13.2 Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

        13.3   Limitation of Liabilities.

               13.3.1 Liability of InterQual to Sublicensor for any breach or act or omission of InterQual pursuant to this Agreement, shall not exceed the consideration received by InterQual from Sublicensor and Sublicensees pursuant to this Agreement.

               13.3.2 Liability of Sublicensor to InterQual for any breach or act or omission of Sublicensor pursuant to this Agreement, except for those relating to Section 9, shall not exceed the consideration received by InterQual from Sublicensor and Sublicensees pursuant to this Agreement.

        13.4 Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, each party, if it is the successful or prevailing party, shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

14.     Miscellaneous Provisions.

        14.1 Notices. All notices shall be in writing personally delivered or sent by fax or mailed by certified mail, return receipt requested, effective on delivery, addressed to the parties at their respective address set forth on the signature page or such other address as the party may specify from time to time in writing.

        14.2 Independent Contractors. Each party, its officers, agents and employees are at all times independent contractors to the other party. Nothing in this Agreement shall be construed to make or render either party or any of its officers, agents, or employees of agent, servant, or employee of, or joint venturer of or with, the other.

        14.3 Entire Agreement.

        This Agreement represents the entire agreement and understanding of the parties hereto



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        with respect to the subject matter hereof, and all prior and concurrent agreements, understandings, representations and warranties with respect to such subject matter, whether written or oral, are and have been merged herein and superseded hereby. This Agreement may be amended in writing, and any such amendment shall not be effective against a party to this Agreement that shall not have signed such amendment.

        14.4 Compliance with Terms. Failure to insist upon strict compliance with any of the terms herein (by way of waiver or breach) by any party hereto shall not be deemed to be a continuous waiver in the event of any future breach or waiver of any condition hereunder.

        14.5 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to this Agreement and to their respective successors and assigns.

        14.6 Benefits. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and, to the extent permitted herein, assigns.

        14.7 Severability. If any portions of this Agreement shall, for any reason, be invalid or unenforceable, such portions shall be ineffective only to the extent of such invalidity or unenforceability, and the remaining portion or portions shall nevertheless be valid, enforceable and of full force and effect.

        14.8 Conflict of Laws. This Agreement shall be governed by the laws of the State of Massachusetts, without giving effect to its conflicts of law provisions.

        14.9 Exhibits. The Exhibits referenced herein are made a part of this Agreement, and the parties to this Agreement represent and warrant that they are true and correct in all material respects as of the date appearing thereof.

        14.10 Assignment. Except as otherwise specifically provided herein, this Agreement may not be assigned without the express written consent of the parties hereto.



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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth Below as the effective date.



EFFECTIVE DATE       15 APR 94
               ---------------------



LICENSOR: InterQual, Inc.               SUBLICENSOR: Landa Management Systems,
          -------------------------                  Inc.
                                                     ---------------------------

Address:  293 Boston Post Rd. West      Address: 1370 RIDGEWOOD DRIVE, Suite #7
          Marlborough, MA 01752                  CHICO, CA 95926
          -------------------------              -------------------------------

By:                                     By: BRYAN H. LANG
   --------------------------------         ------------------------------------
   Print Name                               Print Name

By: /s/ [Signature Illegible]           By: /s/ BRYAN H. LANG
    -------------------------------         ------------------------------------
    Signature                               Signature

Title: V.P. Finance                     Title: CEO
       ----------------------------            ---------------------------------

Date:  8-31-93                          Date:  15 APR 94
      -----------------------------           ----------------------------------

Telephone: (508) 481-1181               Telephone: (916) 891-0853
           ------------------------                -----------------------------

Fax: (508) 481-2393                     Fax: (916) 891-8428
     ------------------------------          -----------------------------------


        This Sublicensor Agreement is an offer valid for thirty days (30) from the date executed by InterQual. This offer may be extended by InterQual only by written notification to Sublicensor.



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                                                                    INTERQUAL(R)


                                  Exhibit 2.1



                  TRADEMARKS AND REGISTERED MARKS OF INTERQUAL


1.      InterQual(R)

2.      SI/IS(TM)

3.      ISD(R)

4.      ISD-A(R)

5.      SIM(TM)

6.      SIM(TM)II

7.      SIM(TM)III

8.      SIM(TM)IV

9.      SIM(TM)V

10.     SIM-A(R)

11.     IQ/ACS(TM)

12.     IPM-A(R)

13.     BBP-A(TM)

14.     NIPM-A(TM)

15.     MTM-A(R)

16.     MPT-A(TM)

17.     RAQ(R)

18.     ISDAD(TM)

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                                                                    INTERQUAL(R)



                                   Exhibit 2.1

               TRADEMARKS AND REGISTERED MARKS OF INTERQUAL Cont'd


19.     ISPAD (TM)

20.     IPM(TM)

21.     BBP(TM)

22.     NIPM(TM)

23.     MTM(TM)

24.     MPT(TM)

25.     ISP-A(TM)

26.     ISP(TM)

27.     ISD/ISP-A(TM)

28.     ISD/ISP(TM)

29. Any additional trademarks and registered marks as may be added from time to time. InterQual shall provide delineation of any added marks in writing, return receipt requested.

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                                                                    INTERQUAL(R)



                                  EXHIBIT 2.2

                                    CRITERIA

The following list of Criteria are specifically covered under this agreement:

ISDAD(TM)
ISD(TM) Adult and Pediatric
SIM(TM) Adult and Pediatric
IPM(TM) Adult
NIPM(TM)
BBP(TM)
MPT(TM) (not currently available for distribution)
RAQ(TM)



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                                                                    INTERQUAL(R)


                                   EXHIBIT 4.5

                         INTERQUAL SUBLICENSE AGREEMENT



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                                                                    INTERQUAL(R)


                                   EXHIBIT 6.1

                                SUBLICENSOR FEES

1. Criteria License Fees to be charged to LandaCorp Sublicensee's: For each sale of LandaCorps software systems containing InterQual Criteria, LandaCorp will remit to InterQual eighty (80%) percent of that Criteria list Price based upon fee's in Attachment A-1 through A-7.

2. All remittances are due thirty (30) days from the date of Sublicensee Agreement.

3. InterQual maintains the right to modify its Criteria fee schedule from time to time. Sublicensor shall, upon receipt of the new pricing fee, have sixty (60) days to modify its own fee schedule to reflect InterQual's new price structure.

4. License Fee Price Lists, Attachment A-l through A-7, shall not be distributed or issued without prior consent of InterQual.



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